Reconciliation of Statutory Federal Income Tax Rate to Effective Income Tax Rate (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income Tax Rate Reconciliation [Line Items]
Expected federal income tax expense (benefit)	$ (2,124)	$ 16,135	$ 45,062
Dividends received deduction	(1,960)	(1,960)	(2,443)
Tax reform	(11,461)
Other	(268)	472	3,475
Total income tax expense (benefit)	$ (15,813)	$ 14,647	$ 46,094